Exhibit 99.1

Investors Financial Services Corp. Achieves 20% Core Services Revenue Growth in the First Quarter of 2007; Integration Planning with State Street Underway

Contact:	John N. Spinney, Jr.
(617) 937-3500
john.spinney@ibtco.com

BOSTON, MA, April 17, 2007 - Investors Financial Services Corp. (NASDAQ: IFIN) reported diluted earnings per share of $0.60 for the first quarter of 2007, compared to $0.56 in the first quarter of 2006.  Net income for the first quarter of 2007 was $40.5 million, compared to $37.4 million in the first quarter of 2006.  In addition, during the first quarter Investors Financial signed a definitive agreement to be acquired by State Street Corporation (NYSE: STT) in a stock transaction valued at approximately $4.5 billion at the time of signing.  In the transaction, Investors Financial Services Corporation shareholders will receive 0.906 shares of State Street common stock for each share of Investors Financial Services Corporation common stock.

Kevin J. Sheehan, Chairman and Chief Executive Officer, commented, “The transaction with State Street, which is subject to customary closing conditions including regulatory and stockholder approvals, is expected to be completed in the third quarter of 2007.  We believe that merging our servicing capabilities with State Street’s resources and global reach will provide our clients with an investment servicing partner that is unmatched in the industry.”

Net operating revenue for the first quarter of 2007 grew 14% to $220.3 million from $192.8 million for the same period in 2006.  Revenue from core services such as global custody, multicurrency accounting, fund administration and middle office outsourcing rose to $129.0 million for the first quarter of 2007, up 20% from $107.8 million for the same period in the prior year.  Revenue from value-added services including foreign exchange, cash management, securities lending and investment advisory services was $40.6 million for the quarter, compared to $40.5 million in the first quarter of 2006.  Net interest income of $49.2 million for the first quarter of 2007 represented a 14% increase from $43.3 million for the same period in 2006.  Operating expenses were $159.4 million for the first quarter of 2007, up 17% from $135.7 million for the same period in 2006.

Assets processed for clients totaled approximately $2.28 trillion at March 31, 2007, an increase of 3% compared to $2.21 trillion at December 31, 2006 and an increase of 18% compared to $1.93 trillion at March 31, 2006.

Today, the Company also announced that its Board of Directors declared a quarterly cash dividend on its common stock of $0.025 per share.  The dividend is payable May 15, 2007 to stockholders of record as of April 30, 2007.

Investors Financial Services Corp. provides services for a variety of financial asset managers including fund complexes, investment advisors, hedge funds, banks and insurance companies.  The Company’s wholly-owned subsidiary, Investors Bank & Trust Company, provides core services including global custody, multicurrency accounting, fund administration and middle office outsourcing, as well as value-added services including foreign exchange, cash management, securities lending and investment advisory services.  Offices are located in the United States, Canada,

Cayman Islands, Ireland, the United Kingdom and Luxembourg.  Visit Investors Financial Services Corp. on the web at www.ibtco.com.

Forward-Looking Statements

This news release contains forward-looking statements (statements that are not historical facts) made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.  These statements, including the Company’s statements regarding the closing of the transaction with State Street, are subject to risks and uncertainties and are based upon certain assumptions and estimates that might not be realized.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include failure to receive regulatory approval or stockholder approval for the transaction with State Street.  Additional factors that could also affect actual results are set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Investors Financial Services Corp.

Consolidated Statements of Income (unaudited)

(Dollars in thousands, except share data)

	For the Three Months Ended
	March 31,
	2007	2006
Fees and Other Revenue:
Asset servicing fees:
Core service fees	$129,026	$107,759
Value-added service fees	40,627	40,544
Total asset servicing fees	169,653	148,303
Other operating income	1,479	1,164
Total fees and other revenue	171,132	149,467

Interest income	157,985	134,437
Interest expense	108,819	91,116
Net interest income	49,166	43,321

Net operating revenue	220,298	192,788

Operating Expenses:
Compensation and benefits	97,420	76,998
Technology and telecommunications	18,535	17,338
Transaction processing services	15,341	13,672
Occupancy	10,018	7,551
Depreciation and amortization	9,691	7,806
Professional fees	2,273	3,461
Travel and sales promotion	2,126	1,931
Insurance	980	973
Other operating expenses	3,010	5,954
Total operating expenses	159,394	135,684

Income Before Income Taxes	60,904	57,104

Provision for income taxes	20,403	19,701
Net Income	$40,501	$37,403
Basic Earnings Per Share	$0.61	$0.57
Diluted Earnings Per Share	$0.60	$0.56

Share Information (unaudited)

	For the Three Months Ended
	March 31,
	2007	2006

Common stock outstanding	66,765,087	65,531,272
Weighted-average basic shares	66,068,993	65,313,068
Weighted-average diluted shares	68,020,436	67,224,077

Investors Financial Services Corp.
Consolidated Balance Sheets (unaudited)
(Dollars in thousands, except share data)

	March 31,	December 31,
	2007	2006

Assets
Cash and due from banks	$467,332	$92,776
Interest-bearing deposits with other banks	20,868	21,218
Other short-term investments	1,134	1,971
Federal funds sold and securities purchased under resale agreements	2,950,000	300,000
Securities held to maturity (including securities pledged of $4,169,418 and $4,096,013 at March 31, 2007 and December 31, 2006, respectively) (approximate fair value of $5,222,865 and $5,508,788 at March 31, 2007 and December 31, 2006, respectively)	5,248,480	5,532,330
Securities available for sale (including securities pledged of $3,730,234 and $3,071,503 at March 31, 2007 and December 31, 2006, respectively)	5,050,836	4,799,740
Nonmarketable equity securities	38,962	40,054
Loans, less allowance for loan losses of $100 at March 31, 2007 and December 31, 2006	258,955	270,693
Accrued interest and fees receivable	142,106	134,748
Equipment and leasehold improvements, less accumulated depreciation of $66,477 and $64,290 at March 31, 2007 and December 31, 2006, respectively	131,768	113,287
Goodwill, net	79,969	79,969
Other assets	139,822	171,420
Total Assets	$14,530,232	$11,558,206

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Demand	$1,678,028	$695,821
Savings	6,499,626	4,924,735
Time	630,260	524,386
Total deposits	8,807,914	6,144,942

Securities sold under repurchase agreements	4,424,073	3,727,800
Short-term and other borrowings	62,497	517,051
Due to brokers for open trades payable	—	26,359
Junior subordinated deferrable interest debentures	24,774	24,774
Accrued taxes and other expenses	76,067	77,821
Other liabilities	110,648	100,721
Total liabilities	13,505,973	10,619,468

Commitments and contingencies	—	—

Stockholders’ Equity:
Preferred stock, par value $0.01 (shares authorized: 1,000,000; issued: none at March 31, 2007 and December 31, 2006)	—	—
Common stock, par value $0.01 (shares authorized: 175,000,000; issued: 69,660,108 and 68,523,129 at March 31, 2007 and December 31, 2006, respectively)	697	685
Surplus	372,773	334,929
Deferred compensation	—	—
Retained earnings	759,284	720,433
Accumulated other comprehensive loss, net	(5,700)	(14,514)
Treasury stock, at cost (2,895,021 shares at March 31, 2007 and December 31, 2006)	(102,795)	(102,795)
Total stockholders’ equity	1,024,259	938,738
Total Liabilities and Stockholders’ Equity	$14,530,232	$11,558,206

Investors Financial Services Corp.

Average Balance Sheets (unaudited)

(Dollars in thousands)

	Three Months Ended March 31, 2007			Three Months Ended March 31, 2006
	Average		Average	Average		Average
	Balance	Interest	Yield/Cost	Balance	Interest	Yield/Cost

Interest-earning assets:
Federal funds sold and securities purchased under resale agreements, interest-bearing deposits with other banks and other short-term investments	$1,584,121	$20,762	5.24%	$42,784	$478	4.47%
Investment securities (1)
Mortgage-backed securities	7,924,358	102,838	5.19%	8,160,279	96,777	4.74%
Federal agency securities	1,717,695	20,964	4.88%	2,210,833	24,663	4.46%
State and political subdivisions	438,942	4,600	4.19%	505,096	5,503	4.36%
Other securities	180,016	2,665	5.92%	212,146	2,807	5.29%
Total investment securities	10,261,011	131,067	5.11%	11,088,354	129,750	4.68%
Loans	324,997	6,156	7.58%	316,996	4,209	5.31%
Total interest-earning assets	12,170,129	157,985	5.19%	11,448,134	134,437	4.70%
Allowance for loan losses	(100)			(100)
Noninterest-earning assets	639,557			641,002
Total assets	$12,809,586			$12,089,036
Interest-bearing liabilities:
Deposits:
Demand	$136,494	$1,565	4.65%	$95,778	$919	3.84%
Savings	5,821,103	57,035	3.97%	4,078,497	31,922	3.13%
Time	294,892	3,844	5.21%	75,974	846	4.45%
Securities sold under repurchase agreements	4,491,610	43,993	3.92%	4,826,124	40,954	3.39%
Junior subordinated debentures	24,774	605	9.77%	24,774	605	9.77%
Other borrowings	104,651	1,777	6.79%	1,401,077	15,870	4.53%
Total interest-bearing liabilities	10,873,524	108,819	4.00%	10,502,224	91,116	3.47%
Noninterest-bearing liabilities:
Demand deposits	412,091			342,368
Savings	95,162			56,212
Time deposits	306,111			215,000
Other liabilities	143,616			174,591
Total liabilities	11,830,504			11,290,395
Equity	979,082			798,641
Total liabilities and equity	$12,809,586			$12,089,036
Net interest income		$49,166			$43,321
Net interest margin (2)			1.62%			1.51%

Average interest rate spread (3)			1.19%			1.23%
Ratio of interest-earning assets to interest-bearing liabilities			111.92%			109.01%

(1)          Average yield/cost on available for sale securities is based on amortized cost.

(2)          Annualized net interest income divided by total interest-earning assets.

(3)          Yield on interest-earning assets less rate paid on interest-bearing liabilities.

Investors Financial Services Corp.

Asset servicing fees by service lines (unaudited) (dollars in thousands):

	For the Three Months Ended
	March 31,
	2007	2006

Core service fees:
Custody, accounting and administration	$129,026	$107,759

Value-added service fees:
Foreign exchange	17,594	20,334
Cash management	14,343	11,312
Securities lending	6,060	6,162
Investment advisory	1,839	1,936
Other service fees	791	800
Total value-added service fees	40,627	40,544

Total asset servicing fees	$169,653	$148,303

Change in net assets processed (unaudited) (dollars in billions):

For the Three Months Ended
March 31, 2007
Net assets processed, beginning of period	$2,212
Change in net assets processed:
Sales to new clients	1
Further penetration of existing clients	12
Lost clients	—
Fund flows and market gain	51
Total change in net assets processed	64
Net assets processed, end of period	$2,276